SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549
                              ----------------
                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)        October 13, 1995




                            Mark Solutions, Inc.
             (Exact name of Registrant as Specified in Charter)

          Delaware                      0-17118              12864481
(State or other jurisdiction          (Commission        (I.R.S. employer
of incorporation or organizaation)     file number)       identification no.)



       87 Route 17 North, Maywood, New Jersey               07607
      (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code    (201) 368-8118





---------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

                  INFORMATION TO BE INCLUDED IN THE REPORT

Item 2. Acquisition or Disposition of Assets.

     On October 13, 1995, Mark Solutions, Inc. (the Registrant") sold its cosmetics business subsidiaries, Bar-Lor Cosmetics, Ltd., Bar-Lor South, Inc. and Bar-Lor West, Inc. (collectively "Bar-Lor") to Alison Cosmetics, Inc. ("Alison") for $ 100,000 in cash pursuant to a stock purchase agreement dated October 9, 1995. In addition Alison has agreed to prepay over two years $15,000 in advances made by the Registrant to Bar-Lor. The Registrant had previously announced its intention to dispose of Bar-Lor and the amount of the purchase price was negotiated based on other third party indications of interest during such solicitation period. Alan R. Steiner, the president of each of the Bar-Lor entities, is a director, officer and 50% stockholder of Alison.

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

(b)  Pro Forma Financial Information.

       Pro Forma Balance Sheet at June 30, 1995

       Pro Forma Combined Statements of Operations for Year
       Ended June 30, 1995

(c)  Exhibits.

     1.  Stock Purchase Agreement dated October 9, 1995 between
         Registrant, Alison Cosmetics, Inc. and Alan R. Steiner.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MARK SOLUTIONS, INC.



      October 27, 1995                   By: /s/ CARL COPPOLA
                                             ---------------------
                                             Carl Coppola, President
                                               and Chief Executive
                                               Officer

                            MARK SOLUTIONS, INC.
                   PRO FORMA COMBINED FINANCIAL STATEMENTS


     The following unaudited pro forma combined financial statements give effect to the sale of the Registrant's cosmetics business as set forth in Note
(1) and (2) hereof. These unaudited financial statements should be read in conjunction with the Registrant's consolidated financial statements and notes thereto. These pro forma financial statements are not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor are they indicative of the Registrant's future results.

                    Mark Solutions, Inc. and Subsidiaries
              Pro Forma Combined Balance Sheet at June 30, 1995


                                      Historical               Pro Forma
                              -------------------------  ----------------------
                                                         Adjustments
                                Mark and    Disposition   for Dispo-
                              Subsidiaries      (1)       sition (2)  Combined
                              ------------  -----------  -----------  --------
Assets

Cash and Restricted Cash      $  526,534    ($ 50,580)   $ 100,000  $   575,954
Accounts receivable, net       1,256,718       10,485                 1,267,203
Inventories                      594,383     (363,093)                  231,290
Other                            152,349       (5,251)                  147,098
                              ----------    ---------               -----------
  Total Current Assets         2,529,984     (408,439)     100,000    2,221,545
                              ----------    ---------    ---------  -----------
Property and Equipment, net      351,990     ( 33,499)                  318,491
                              ----------    ---------               -----------

Other Assets:
 Cost in excess of net
   assets of business
   acquired, net               1,295,863            0                 1,295,863
Other                             55,861      (17,880)                   37,981
                              ----------    ---------               -----------
 Total Other Assets            1,351,724      (17,880)                1,333,844
                              ----------    ---------               -----------

Total Assets                   4,233,698     (459,818)     100,000    3,873,880
                              ==========    =========    =========  ===========

Liabilities and
 Stockholders Equity

Current Liabilities:
 Accounts payable              1,911,421     (239,199)                1,672,222

 Other                           513,551     ( 16,116)                  497,435
                              ----------    ---------               -----------
  Total Current Liabilities    2,424,972     (255,315)                2,169,657
                              ----------    ---------               -----------

 Other Liabilities:
  Long-term debt excluding
   current maturities             19,665            0                    19,665
                              ----------    ---------               -----------
Stockholders' Equity:
 Common Stock                    117,347            0                   117,347
Additional paid in capital    18,773,312            0                18,773,312
 Retained earnings (deficit) (17,101,598)           0     (104,503)  17,206,101
                              ----------    ---------    ---------  -----------
  Total Stockholders' Equity   1,789,061            0     (104,503)   1,684,558
                              ----------    ---------    ---------  -----------
 Total Liabilities and
  Stockholders' Equity        $4,233,698    ($255,315)   ($104,503) ($3,873,880)
                              ==========    =========    =========  ===========

                    Mark Solutions, Inc. and Subsidiaries
             Pro Forma Combined Statement of Operations for the
                          Year Ended June 30, 1995

                                   Historical                Pro Forma
                          -------------------------    ----------------------
                                                       Adjustments
                            Mark and      Disposition   for Dispo-
                          Subsidiaries        (1)       sition (2)   Combined
                          ------------    -----------  -----------   --------


Revenues                   $ 7,043,507    ($ 917,934)                $6,125,573
                          ------------   -----------               ------------
Cost and Expenses:
 Cost of sales               6,646,361      (670,388)                 5,975,973
 Selling, general and
  administrative expenses    4,390,475      (518,083)                 3,872,392
Adjustment of net assets
 of business acquired        1,100,000    (1,100,000)                         0
                          ------------   -----------               ------------
 Total Costs and Expenses   12,136,836    (2,288,471)                 9,848,365
                          ------------   -----------               ------------

Operating (Loss)            (5,093,329)    1,370,537                 (3,722,792)

Other Income (Expense)      (   96,744)        6,903    (104,503)      (194,344)
                          ------------   -----------  ----------   ------------
Net (Loss)                ($ 5,190,073)  $ 1,377,440  ($ 104,503)  ($ 3,917,136)
                          ============   ===========  ==========   ============
(Loss) per Share               ($ 0.48)       $ 0.13     ($ 0.01)      ($  0.36)
                          ============   ===========  ==========   ============

Weighted Average Number
 of Shares Outstanding      10,726,204    10,726,204    10,726,204   10,726,204

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1) The unaudited combined pro forma balance sheet at June 30, 1995 gives effect to the sale of the Registrant's cosmetic segment on October 13, 1995 as though such sale occurred on June 30, 1995. The unaudited combined pro forma statement of operations for the year ended June 30, 1995 gives effect to the sale as though such sale occurred on July 1, 1994.

(2) Reflects the estimated proceeds and loss from the sale of Registrant's cosmetics business.